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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 31, 2002
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                                 Date of Report

                            NORTHWESTERN CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
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     (Commission File No.)                (IRS Employer Identification Number)

                      125 South Dakota Avenue, Suite 1100
                        Sioux Falls, South Dakota  57104
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                    (Address of Principal Executive Offices)

                                  (605) 978-2908
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.   OTHER EVENTS

     On January 24, 2002, NorthWestern Corporation ("NorthWestern") and NorthWestern Capital Financing III ("Trust III"), entered into an underwriting agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement, for the sale of an aggregate of 4,000,000 shares of Trust III's 8.10% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"), with an overallotment option of up to an aggregate of 600,000 additional Trust Preferred Securities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K.

     In connection with the capitalization of Trust III, NorthWestern purchased 123,712 shares of Trust III's 8.10% Trust Common Securities (Liquidation Amount $25 per Trust Common Security) (the "Trust Common Securities"). The aggregate proceeds from the sale of the Trust Preferred Securities and the Trust Common Securities were used to purchase subordinated debt securities of NorthWestern, designated its 8.10% Subordinated Deferrable Interest Debentures due January 15, 2032 (the "Debentures").

     The opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to NorthWestern and Trust III, concerning certain legal matters with respect to the validity of the Debentures and the guarantee by NorthWestern of certain obligations relating to the Trust Preferred Securities is filed as Exhibit
99.1 hereto. Such opinion includes the consent of Paul, Hastings, Janofsky & Walker LLP to the reference to its name under the caption "Legal Matters" in the Prospectus Supplement, dated January 24, 2002, to the Prospectus, dated July 29, 1999, included in the Registration Statement (the "First Registration Statement") on Form S-3 (File No. 333-58491) of Trust III, NorthWestern Capital Financing I, NorthWestern Capital Financing II and NorthWestern and the Registration Statement (the "Second Registration Statement", and collectively with the First Registration Statement, the "Registration Statement") on Form S-3 (File No. 333-82707) of Trust III, NorthWestern Capital Financing II, NorthWestern Capital Financing IV and NorthWestern.

    The opinion of Richards, Layton & Finger, P.A., special Delaware counsel to NorthWestern and Trust III, concerning certain legal matters with respect to the validity of the Trust Preferred Securities is filed as Exhibit 99.2 hereto. Such opinion includes the consent of Richards, Layton & Finger, P.A. to the reference to its name under the caption "Legal Opinions" in the Prospectus, dated July 29, 1999, and under the caption "Legal Matters" in the Prospectus Supplement, dated January 24, 2002, to the Prospectus, dated July 29, 1999, included in the Registration Statement.

     The opinion of Paul, Hastings, Janofsky & Walker LLP, special tax counsel to NorthWestern and Trust III, concerning certain United States federal income tax matters is filed as Exhibit 99.3 hereto. Such opinion includes the consent of Paul, Hastings, Janofsky & Walker, LLP to the reference to its name under the captions "Certain United States Federal Income Tax Consequences" and "Legal Matters" in the Prospectus Supplement, dated January 24, 2002, to the Prospectus, dated July 29, 1999, included in the Registration Statement.

     Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exhibits 4.1 through 4.8 to NorthWestern's and Trust III's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on January 31, 2002.

     NorthWestern is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement and the opinions and consents of Paul, Hastings, Janofsky & Walker LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, NorthWestern does not believe that any of the Underwriting Agreements, the opinions and consents of Paul, Hastings, Janofsky & Walker LLP and Richards, Layton & Finger, P.A. or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
(c)  Exhibits

Exhibit
Number                            Description
-------                           -----------

1.1* Underwriting Agreement, dated as of January 24, 2002, among NorthWestern, Trust III, Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement.


99.1* Opinion of Paul, Hastings, Janofsky & Walker, LLP with respect to the validity of the 8.10% Subordinated Deferrable Interest Debentures due January 15, 2032 and the Preferred Securities Guarantee Agreement, dated as of January 31, 2002, between NorthWestern and Wilmington Trust Company

99.2* Opinion of Richard, Layton & Finger, P.A. with respect to the validity of the Trust Preferred Securities

99.3* Tax Opinion of Paul, Hastings, Janofsky & Walker LLP with respect to the Trust Preferred Securities

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* Filed herewith.


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 31, 2002


                                       NORTHWESTERN CORPORATION


                                       By: /s/ Kipp D. Orme
                                          ------------------------------------
                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

1.1* Underwriting Agreement, dated as of January 24, 2002, among NorthWestern, Trust III, Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement.


99.1* Opinion of Paul, Hastings, Janofsky & Walker, LLP with respect to the validity of the 8.10% Subordinated Deferrable Interest Debentures due January 15, 2032 and the Preferred Securities Guarantee Agreement, dated as of January 31, 2002, between NorthWestern and Wilmington Trust Company

99.2* Opinion of Richard, Layton & Finger, P.A. with respect to the validity of the Trust Preferred Securities

99.3* Tax Opinion of Paul, Hastings, Janofsky & Walker LLP with respect to the Trust Preferred Securities


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* Filed herewith.